SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported):  May 5, 1998
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                        87-0422812
       ----------------------------         ------------------
     (State or other jurisdiction of           (IRS Employer
      incorporation or organization)        Identification No.)



          12596 W. BAYAUD AVENUE
      SUITE 300, LAKEWOOD, COLORADO               80228
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     (Address of Principal Executive           (Zip Code)
                 Offices)



              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122



                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)







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                             ITEM 5.  OTHER EVENTS

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Foreland Corporation announced on May 5, 1998, that the Company has made a new field discovery through drilling the Sand Dune #88-35 exploratory well in Railroad Valley, Nevada.

The well was drilled to a total depth of 6,410' and production casing is now set. The well recovered an asphaltic 25.4 API gravity oil through a drill stem test. Production rates will be established upon completion anticipated to be within 30 days.

Foreland's management believes that this discovery validates the benefit of 3D seismic in Nevada exploration, that this discovery will add reserves and revenues, and is a timely fit to the Company's pending acquisition of the Petro Source Refinery assets.

Additional 3D seismic defined targets in Pine Valley, Nevada are scheduled to be drilled this year.


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                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 1998

                                          FORELAND CORPORATION



                                          By /s/ N. Thomas Steele, President









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